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                            PAINEWEBBER MUTUAL FUNDS

                             PROSPECTUS SUPPLEMENT

                                                               November 13, 1996

Dear Investor,

     This is a supplement to the Prospectuses of the PaineWebber Mutual Funds listed below ("Funds"). The purpose of this supplement is to notify prospective investors of an additional sales charge waiver for the Funds' Class A shares. The Funds' other sales charge waivers are described in the Prospectuses under the captions "Flexible Pricing," "Purchases" and/or "How to Buy Shares."

     Effective immediately, the front-end sales charge will not apply when Class A shares are acquired through an investment program that is not sponsored by PaineWebber Incorporated ("PaineWebber") or its affiliates and that charges participants a fee for program services, provided that the program sponsor has entered into a written agreement with PaineWebber qualifying the program for this waiver. For investments made pursuant to this waiver, Mitchell Hutchins Asset Management Inc., the Funds' investment adviser and distributor, may make a payment to PaineWebber out of its own resources in an amount not to exceed
1% of the amount invested. For subsequent investments or exchanges made to implement a rebalancing feature of an investment program that qualifies for this waiver, the minimum subsequent investment requirement and $5 exchange fee also are waived.

The Prospectuses of the following PaineWebber Mutual Funds are supplemented by this supplement:

Name of Fund                                      Date of Prospectus
------------                                      ------------------
PaineWebber Balanced Fund                         July 1, 1996, as revised September 3, 1996
PaineWebber California Tax-Free Income Fund       July 1, 1996
PaineWebber Capital Appreciation Fund             August 1, 1996
PaineWebber Emerging Markets Equity Fund          October 31, 1996
PaineWebber Financial Services Growth Fund        August 1, 1996
PaineWebber Global Equity Fund                    October 31, 1996
PaineWebber Global Income Fund                    October 31, 1996
PaineWebber High Income Fund                      April 1, 1996, as revised May 3, 1996
PaineWebber Investment Grade Income Fund          April 1, 1996, as revised May 3, 1996
PaineWebber Low Duration U.S. Government          April 1, 1996, as revised May 3, 1996
  Income Fund
PaineWebber Municipal High Income Fund            July 1, 1996
PaineWebber National Tax-Free Income Fund         July 1, 1996
PaineWebber New York Tax-Free Income Fund         July 1, 1996
PaineWebber Strategic Income Fund                 June 3, 1996
PaineWebber Tactical Allocation Fund              July 1, 1996, as revised September 3, 1996
PaineWebber U.S. Government Income Fund           April 1, 1996, as revised May 3, 1996
PaineWebber Utility Income Fund                   August 1, 1996

This Prospectus Supplement does not replace any prior supplements to the Prospectuses listed above.

If you have any questions regarding the PaineWebber Mutual Funds listed above, please call your Investment Executive at PaineWebber or one of its correspondent firms.